UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 25, 2007

Merrill Lynch & Co., Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7182	13-2740599

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

4 World Financial Center, New York, New York		10080

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(212) 449-1000

(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
SIGNATURE

Item 8.01 Other Events.
On April 25, 2007, Merrill Lynch and Co., Inc. (“Merrill Lynch”), through its subsidiary Merrill Lynch Japan Finance Co., Ltd., agreed to purchase ¥350 billion (approximately U.S. $3.0 billion) in perpetual convertible preferred shares from its investment banking client Resona Holdings, Inc. (“Resona”), one of the largest banking companies in Japan, in a non-strategic capital markets transaction that enabled Resona to raise funds to retire a previously issued series of preferred stock.
Merrill Lynch intends to hold this investment for a substantial period of time and to utilize appropriate risk management techniques to limit the impact of the securities on its financial position and results of operations.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH & CO., INC.

(Registrant)

	By:	/s/ Judith A. Witterschein

Judith A. Witterschein
Corporate Secretary

Date: April 25, 2007

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